EXHIBIT 10.8

                          SUBSIDIARY SECURITY AGREEMENT
                          -----------------------------

     THIS  SUBSIDIARY  SECURITY AGREEMENT (the "Agreement"), is entered into and
                                                ---------
made effective as of November __, 2005, by and among CANONLINE GLOBAL MEDIA, INC., a Washington corporation (the "Subsidiary"), and Cornell Capital Partners,
                                     ----------
LP  (the  "Secured  Party").
           --------------

     WHEREAS, the Subsidiary is a wholly-owned subsidiary of NS8 Corporation (the "Parent");
       ------

     WHEREAS, on the date hereof, the Parent shall issue and sell to the Secured Party, as provided in the Securities Purchase Agreement dated the date hereof, and the Secured Party shall purchase up to Three Million One Hundred Sixty Three Thousand Four Hundred Thirty Dollars ($3,163,430) of ten percent (10%) secured convertible debentures (the "Convertible Debentures"), which shall be
                                -----------------------
convertible into shares of common stock of the Parent, par value $0.0001 (the "Common Stock") (as converted, the "Conversion Shares"), in the respective
  ------------                           ------------------
amounts set forth opposite each Buyer(s) name on Schedule I attached to the Securities Purchase Agreement;

     WHEREAS, the Subsidiary shall benefit from the sale of the Convertible Debentures by the Parent to the Secured Party;

     WHEREAS, to induce the Secured Party to enter into the transaction contemplated by the Securities Purchase Agreement, the Secured Convertible Debenture, the Investor Registration Rights Agreement, the Irrevocable Transfer Agent Instructions, and the Escrow Agreement (collectively referred to as the "Transaction Documents"), the Subsidiary hereby grants to the Secured Party a
        ---------------
security  interest  in  and  to  the  pledged property identified on Exhibit "A"
                                                                     -----------
hereto  (collectively  referred  to  as  the  "Pledged  Property")  until  the
                                               -----------------
satisfaction  of  the  Obligations,  as  defined  herein  below.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1.

                         DEFINITIONS AND INTERPRETATIONS
                         -------------------------------

     Section  1.1.     Recitals.
                       --------


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

     The above recitals are true and correct and are incorporated herein, in their entirety, by this reference.

     Section  1.2.     Interpretations.
                       ---------------

     Nothing herein expressed or implied is intended or shall be construed to confer upon any person other than the Secured Party any right, remedy or claim under or by reason hereof.

     Section  1.3.     Obligations  Secured.
                       --------------------

     The obligations secured hereby are any and all obligations of the Subsidiary or the Parent now existing or hereinafter incurred to the Secured Party, whether oral or written and whether arising before, on or after the date hereof including, without limitation, those obligations of the Parent to the Secured Party under the Securities Purchase Agreement, the Secured Convertible Debenture, the Investor Registration Rights Agreement and Irrevocable Transfer Agent Instructions, and any other amounts now or hereafter owed to the Secured Party by the Parent thereunder or hereunder (collectively, the "Obligations").
                                                                  -----------

                                   ARTICLE 2.

   PLEDGED COLLATERAL, ADMINISTRATION OF COLLATERAL AND TERMINATION OF SECURITY
   ----------------------------------------------------------------------------
                                    INTEREST
                                    --------

     Section  2.1.     Pledged  Property.
                       -----------------

     (a) The Subsidiary hereby pledges to the Secured Party, and creates in the Secured Party for its benefit, a security interest for such time until the Obligations are paid in full, in and to all of the property of the Subsidiary as set forth in Exhibit "A" attached hereto (collectively, the "Pledged Property"):
             -----------                                     ----------------

     The  Pledged Property, as set forth in Exhibit "A" attached hereto, and the
                                            -----------
products thereof and the proceeds of all such items are hereinafter collectively referred to as the "Pledged Collateral."
                        -------------------

     (b) Simultaneously with the execution and delivery of this Agreement, the Subsidiary shall make, execute, acknowledge, file, record and deliver to the Secured Party any documents reasonably requested by the Secured Party to perfect its security interest in the Pledged Property. Simultaneously with the execution and delivery of this Agreement, the Subsidiary shall make, execute, acknowledge and deliver to the Secured Party such documents and instruments, including, without limitation, financing statements, certificates, affidavits and forms as may, in the Secured Party's reasonable judgment, be necessary to effectuate, complete or perfect, or to continue and preserve, the security interest of the Secured Party in the Pledged Property, and the Secured Party shall hold such documents and instruments as secured party, subject to the terms and conditions contained herein.

     Section  2.2.     Rights;  Interests;  Etc.
                       -------------------------

     (a) So long as no Event of Default (as hereinafter defined) shall have occurred and be continuing:


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

     (i) the Subsidiary shall be entitled to exercise any and all rights pertaining to the Pledged Property or any part thereof for any purpose not inconsistent with the terms hereof; and

     (ii) the Subsidiary shall be entitled to receive and retain any and all payments paid or made in respect of the Pledged Property.

     (b)     Upon  the  occurrence  and  during  the  continuance of an Event of
Default:

     (i) All rights of the Subsidiary to exercise the rights which it would otherwise be entitled to exercise pursuant to Section 2.2(a)(i) hereof and to receive payments which it would otherwise be authorized to receive and retain pursuant to Section 2.2(a)(ii) hereof shall be suspended, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise such rights and to receive and hold as Pledged Collateral such payments; provided, however, that if the Secured Party shall become entitled and shall elect to exercise its right to realize on the Pledged Collateral pursuant to Article 5 hereof, then all cash sums received by the Secured Party, or held by Company for the benefit of the Secured Party and paid over pursuant to Section 2.2(b)(ii) hereof, shall be applied against any outstanding Obligations; and

     (ii) All interest, dividends, income and other payments and distributions which are received by the Subsidiary contrary to the provisions of Section 2.2(b)(i) hereof shall be received in trust for the benefit of the Secured Party, shall be segregated from other property of the Subsidiary and shall be forthwith paid over to the Secured Party; or

     (iii) The Secured Party in its sole discretion shall be authorized to sell any or all of the Pledged Property at public or private sale in order to recoup all of the outstanding principal plus accrued interest owed pursuant to the Convertible Debenture as described herein.

     (c) Each of the following events shall constitute a default under this Agreement (each an "Event of Default"):
                       ------------------

     (i) any default, whether in whole or in part, shall occur in the payment to the Secured Party of principal, interest or other item comprising the Obligations as and when due or with respect to any other debt or obligation of the Subsidiary or the Parent to a party other than the Secured Party;

     (ii) any default, whether in whole or in part, shall occur in the due observance or performance of any obligations or other covenants, terms or provisions to be performed under this Agreement or the Transaction Documents;

     (iii) the Subsidiary or the Parent shall: (1) make a general assignment for the benefit of its creditors; (2) apply for or consent to the appointment of a receiver, trustee, assignee, custodian, sequestrator, liquidator or similar official for itself or any of its assets and properties; (3) commence a voluntary case for relief as a debtor under the United States Bankruptcy Code;
(4)  file  with  or otherwise submit to any governmental authority any petition,


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answer  or  other document seeking:  (A) reorganization, (B) an arrangement with creditors or (C) to take advantage of any other present or future applicable law respecting bankruptcy, reorganization, insolvency, readjustment of debts, relief of debtors, dissolution or liquidation; (5) file or otherwise submit any answer or other document admitting or failing to contest the material allegations of a petition or other document filed or otherwise submitted against it in any proceeding under any such applicable law, or (6) be adjudicated a bankrupt or insolvent by a court of competent jurisdiction;

     (iv) any case, proceeding or other action shall be commenced against the Subsidiary or the Parent for the purpose of effecting, or an order, judgment or decree shall be entered by any court of competent jurisdiction approving (in whole or in part) anything specified in Section 2.2(c)(iii) hereof, or any receiver, trustee, assignee, custodian, sequestrator, liquidator or other official shall be appointed with respect to the Subsidiary or the Parent, or shall be appointed to take or shall otherwise acquire possession or control of all or a substantial part of the assets and properties of the Subsidiary or the Parent, and any of the foregoing shall continue unstayed and in effect for any period of thirty (30) days; or

     (v) Any obligation of Company in excess of $100,000 (other than its Obligations under this Agreement) for the payment of borrowed money is not paid when due or within any applicable grace period, or such obligation becomes or is declared to be due and payable before the expressed maturity of the obligation, or there shall have occurred an event that, with the giving of notice or lapse of time, or both, would cause any such obligation to become, or allow any such obligation to be declared to be, due and payable.

     (vi) A breach by the Subsidiary of any material contract that would have a material adverse affect upon the business of the Subsidiary.

                                   ARTICLE 3.

                          ATTORNEY-IN-FACT; PERFORMANCE
                          -----------------------------

     Section  3.1.     Secured  Party  Appointed  Attorney-In-Fact.
                       -------------------------------------------

     Upon the occurrence of an Event of Default, the Subsidiary hereby appoints the Secured Party as its attorney-in-fact, with full authority in the place and stead of the Subsidiary and in the name of the Subsidiary or otherwise, from time to time in the Secured Party's discretion to take any action and to execute any instrument which the Secured Party may reasonably deem necessary to accomplish the purposes of this Agreement, including, without limitation, to receive and collect all instruments made payable to the Subsidiary representing any payments in respect of the Pledged Collateral or any part thereof and to give full discharge for the same. The Secured Party may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Pledged Property as and when the Secured Party may determine. To facilitate collection from and after the occurrence of an Event of Default, the Secured Party may notify account debtors and obligors on any Pledged Property or Pledged Collateral to make payments directly to the Secured Party.


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

     Section  3.2.     Secured  Party  May  Perform.
                       ----------------------------

     If the Subsidiary fails to perform any agreement contained herein, the Secured Party, at its option, may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be included in the Obligations secured hereby and payable by the Subsidiary under Section 8.3.

                                   ARTICLE 4.

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     Section  4.1.     Authorization;  Enforceability.
                       ------------------------------

     Each of the parties hereto represents and warrants that it has taken all action necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby; and upon execution and delivery, this Agreement shall constitute a valid and binding obligation of the respective party, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights or by the principles governing the availability of equitable remedies.

     Section  4.2.     Ownership  of  Pledged  Property.
                       --------------------------------

     The Subsidiary warrants and represents that it is the legal and beneficial owner of the Pledged Property free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement.

                                   ARTICLE 5.

                    DEFAULT; REMEDIES; SUBSTITUTE COLLATERAL
                    ----------------------------------------

     Section  5.1.     Default  and  Remedies.
                       ----------------------

     (a) If an Event of Default described in Section 2.2(c)(i) and (ii) occurs, then in each such case the Secured Party may declare the Obligations to be due and payable immediately, by a notice in writing to the Subsidiary, and upon any such declaration, the Obligations shall become immediately due and payable. If an Event of Default described in Sections 2.2(c)(iii) or (iv) occurs and is continuing for the period set forth therein, then the Obligations shall automatically become immediately due and payable without declaration or other act on the part of the Secured Party.

     (b)  Upon  the  occurrence of an Event of Default, the Secured Party shall:
(i) be entitled to receive all distributions with respect to the Pledged Collateral, (ii) to cause the Pledged Property to be transferred into the name of the Secured Party or its nominee, (iii) to dispose of the Pledged Property, and (iv) to realize upon any and all rights in the Pledged Property then held by the Secured Party.


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

     Section  5.2.     Method  of  Realizing  Upon  the  Pledged Property; Other
                       ---------------------------------------------------------
Remedies.
--------

     Upon the occurrence of an Event of Default, in addition to any rights and remedies available at law or in equity, the following provisions shall govern the Secured Party's right to realize upon the Pledged Property:

     (a) Any item of the Pledged Property may be sold for cash or other value in any number of lots at brokers board, public auction or private sale and may be sold without demand, advertisement or notice (except that the Secured Party shall give the Subsidiary ten (10) days' prior written notice of the time and place or of the time after which a private sale may be made (the "Sale
                                                                            ----
Notice")),  which  notice  period  shall  in  any  event  is hereby agreed to be
------
commercially reasonable. At any sale or sales of the Pledged Property, the Subsidiary may bid for and purchase the whole or any part of the Pledged Property and, upon compliance with the terms of such sale, may hold, exploit and dispose of the same without further accountability to the Secured Party. The Subsidiary will execute and deliver, or cause to be executed and delivered, such instruments, documents, assignments, waivers, certificates, and affidavits and supply or cause to be supplied such further information and take such further action as the Secured Party reasonably shall require in connection with any such sale.

     (b) Any cash being held by the Secured Party as Pledged Collateral and all cash proceeds received by the Secured Party in respect of, sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied as follows:

     (i) to the payment of all amounts due the Secured Party for the expenses reimbursable to it hereunder or owed to it pursuant to Section 8.3 hereof;

     (ii)  to  the  payment  of  the  Obligations  then  due  and  unpaid.

     (iii) the balance, if any, to the person or persons entitled thereto, including, without limitation, the Subsidiary.

     (c) In addition to all of the rights and remedies which the Secured Party may have pursuant to this Agreement, the Secured Party shall have all of the rights and remedies provided by law, including, without limitation, those under the Uniform Commercial Code, as in effect in the State of New Jersey.

     (i) If the Subsidiary fails to pay such amounts due upon the occurrence of an Event of Default which is continuing, then the Secured Party may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Subsidiary and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of Company, wherever situated. The Secured Party may proceed against the Subsidiary without proceeding first against any other party, including, without limitation, the Parent.

     (ii) The Subsidiary agrees that it shall be liable for any reasonable fees, expenses and costs incurred by the Secured Party in connection with enforcement, collection and preservation of the Transaction Documents, including, without


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

limitation, reasonable legal fees and expenses, and such amounts shall be deemed included as Obligations secured hereby and payable as set forth in Section 8.3 hereof.

     Section  5.3.     Proofs  of  Claim.
                       -----------------

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relating to the Subsidiary or the property of the Subsidiary or of such other obligor or its creditors, the Secured Party (irrespective of whether the Obligations shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Secured Party shall have made any demand on the Subsidiary for the payment of the Obligations), subject to the rights of Previous Security Holders, shall be entitled and empowered, by intervention in such proceeding or otherwise:

     (i) to file and prove a claim for the whole amount of the Obligations and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Secured Party (including any claim for the reasonable legal fees and expenses and other expenses paid or incurred by the Secured Party permitted hereunder and of the Secured Party allowed in such judicial proceeding), and

     (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by the Secured Party to make such payments to the Secured Party and, in the event that the Secured Party shall consent to the making of such payments directed to the Secured Party, to pay to the Secured Party any amounts for expenses due it hereunder.

     Section  5.4.     Duties  Regarding  Pledged  Collateral.
                       --------------------------------------

     The Secured Party shall have no duty as to the collection or protection of the Pledged Property or any income thereon or as to the preservation of any rights pertaining thereto, beyond the safe custody and reasonable care of any of the Pledged Property actually in the Secured Party's possession.

                                   ARTICLE 6.

                              AFFIRMATIVE COVENANTS
                              ---------------------

     The Subsidiary covenants and agrees that, from the date hereof and until the Obligations have been fully paid and satisfied, unless the Secured Party shall consent otherwise in writing (as provided in Section 8.4 hereof):

     Section  6.1.     Existence,  Properties,  Etc.
                       -----------------------------

     (a) The Subsidiary shall do, or cause to be done, all things, or proceed with due diligence with any actions or courses of action, that may be reasonably necessary (i) to maintain Company's due organization, valid existence and good standing under the laws of its state of incorporation, and (ii) to


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preserve  and  keep  in  full  force and effect all qualifications, licenses and registrations in those jurisdictions in which the failure to do so could have a Material Adverse Effect (as defined below); and (b) the Subsidiary shall not do, or cause to be done, any act impairing the Subsidiary's corporate power or authority (i) to carry on the Subsidiary's business as now conducted, and (ii) to execute or deliver this Agreement or any other document delivered in connection herewith, including, without limitation, any UCC-1 Financing
Statements required by the Secured Party (which other loan instruments collectively shall be referred to as the "Loan Instruments") to which it is or
                                            ----------------
will be a party, or perform any of its obligations hereunder or thereunder. For purpose of this Agreement, the term "Material Adverse Effect" shall mean any
                                         -----------------------
material and adverse affect as determined by Secured Party in its reasonable discretion, whether individually or in the aggregate, upon (a) the Subsidiary's assets, business, operations, properties or condition, financial or otherwise;
(b) the Subsidiary's to make payment as and when due of all or any part of the Obligations; or (c) the Pledged Property.

     Section  6.2.     Financial  Statements  and  Reports.
                       -----------------------------------

     The Subsidiary shall provide the Security Party with such financial data as the Secured Party may reasonably request, within a reasonable time after any such request, including, without limitation the following financial data:

     (a) The balance sheet of the Subsidiary as of the close of each fiscal year, the statement of earnings and retained earnings of the Subsidiary as of the close of such fiscal year, and statement of cash flows for the Subsidiary for such fiscal year, all in reasonable detail, prepared in accordance with generally accepted accounting principles consistently applied, certified by the chief executive and chief financial officers of the Subsidiary as being true and correct and accompanied by a certificate of the chief executive and chief financial officers of the Subsidiary, stating that the Subsidiary has kept, observed, performed and fulfilled each covenant, term and condition of this Agreement and the other Loan Instruments during such fiscal year and that no Event of Default hereunder has occurred and is continuing, or if an Event of Default has occurred and is continuing, specifying the nature of same, the period of existence of same and the action the Subsidiary proposes to take in connection therewith; and


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     (b)  Copies  of all accountants' reports and accompanying financial reports submitted to the Subsidiary by independent accountants in connection with each annual examination of the Subsidiary.

     Section  6.3.     Accounts  and  Reports.
                       ----------------------

     The Subsidiary shall maintain a standard system of accounting in accordance with generally accepted accounting principles consistently applied and provide, at its sole expense, to the Secured Party the following:

     (a) as soon as available, a copy of any notice or other communication alleging any nonpayment or other material breach or default, or any foreclosure or other action respecting any material portion of its assets and properties, received respecting any of the indebtedness of the Subsidiary in excess of $100,000 (other than the Obligations), or any demand or other request for payment under any guaranty, assumption, purchase agreement or similar agreement or arrangement respecting the indebtedness or obligations of others in excess of $100,000, including any received from any person acting on behalf of the Secured Party or beneficiary thereof; and

     (b) within fifteen (15) days after the making of each submission or filing, a copy of any report, financial statement, notice or other document, whether periodic or otherwise, submitted to the shareholders of the Subsidiary, or submitted to or filed by the Subsidiary with any governmental authority involving or affecting (i) the Subsidiary that could have a Material Adverse Effect; (ii) the Obligations; (iii) any part of the Pledged Collateral; or (iv) any of the transactions contemplated in this Agreement or the Loan Instruments.

     Section  6.4.     Maintenance  of  Books  and  Records;  Inspection.
                       -------------------------------------------------

     The Subsidiary shall maintain its books, accounts and records in accordance with generally accepted accounting principles consistently applied, and permit the Secured Party, its officers and employees and any professionals designated by the Secured Party in writing, at any time to visit and inspect during normal business hours with reasonable prior notice to the Subsidiary any of its properties (including but not limited to the collateral security described in the Transaction Documents and/or the Loan Instruments), corporate books and financial records, and to discuss its accounts, affairs and finances with any employee, officer or director thereof.

     Section  6.5.     Maintenance  and  Insurance.
                       ---------------------------

     (a) The Subsidiary shall maintain or cause to be maintained, at its own expense, all of its assets and properties in good working order and condition, subject to ordinary wear and tear, making all necessary repairs thereto and renewals and replacements thereof.

     (b) The Subsidiary shall maintain or cause to be maintained, at its own expense, insurance in form, substance and amounts (including deductibles), which the Subsidiary deems reasonably necessary to the Subsidiary's business, (i) adequate to insure all assets and properties of the Subsidiary, which assets and properties are of a character usually insured by persons engaged in the same or similar business against loss or damage resulting from fire or other risks included in an extended coverage policy; (ii) against public liability and other tort claims that may be incurred by the Subsidiary; (iii) as may be required by the Transaction Documents and/or the Loan Instruments or applicable law and (iv) as may be reasonably requested by Secured Party, all with adequate, financially sound and reputable insurers.

     Section  6.6.     Contracts  and  Other  Collateral.
                       ---------------------------------

     The Subsidiary shall perform all of its obligations under or with respect to each instrument, receivable, contract and other intangible included in the Pledged Property to which the Subsidiary is now or hereafter will be party on a timely basis and in the manner therein required, including, without limitation, this Agreement.

     Section  6.7.     Defense  of  Collateral,  Etc.
                       ------------------------------

     The Subsidiary shall defend and enforce its right, title and interest in and to any part of: (a) the Pledged Property; and (b) if not included within


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

the Pledged Property, those assets and properties whose loss could have a Material Adverse Effect, the Subsidiary shall defend the Secured Party's right, title and interest in and to each and every part of the Pledged Property, each against all manner of claims and demands on a timely basis to the full extent permitted by applicable law.

     Section  6.8.     Payment  of  Debts,  Taxes,  Etc.
                       ---------------------------------

     The Subsidiary shall pay, or cause to be paid, all of its indebtedness and other liabilities and perform, or cause to be performed, all of its obligations in accordance with the respective terms thereof, and pay and discharge, or cause to be paid or discharged, all taxes, assessments and other governmental charges and levies imposed upon it, upon any of its assets and properties on or before the last day on which the same may be paid without penalty, as well as pay all other lawful claims (whether for services, labor, materials, supplies or otherwise) as and when due

     Section  6.9.     Taxes  and  Assessments;  Tax  Indemnity.
                       ----------------------------------------

     The Subsidiary shall (a) file all tax returns and appropriate schedules thereto that are required to be filed under applicable law, prior to the date of delinquency, (b) pay and discharge all taxes, assessments and governmental charges or levies imposed upon the Subsidiary, upon its income and profits or upon any properties belonging to it, prior to the date on which penalties attach thereto, and (c) pay all taxes, assessments and governmental charges or levies that, if unpaid, might become a lien or charge upon any of its properties; provided, however, that the Subsidiary in good faith may contest any such tax, assessment, governmental charge or levy described in the foregoing clauses (b) and (c) so long as appropriate reserves are maintained with respect thereto.

     Section  6.10.     Compliance  with  Law  and  Other  Agreements.
                        ---------------------------------------------

     The Subsidiary shall maintain its business operations and property owned or used in connection therewith in compliance with (a) all applicable federal, state and local laws, regulations and ordinances governing such business operations and the use and ownership of such property, and (b) all agreements, licenses, franchises, indentures and mortgages to which the Subsidiary is a party or by which the Subsidiary or any of its properties is bound. Without limiting the foregoing, the Subsidiary shall pay all of its indebtedness promptly in accordance with the terms thereof.

     Section  6.11.     Notice  of  Default.
                        -------------------

     The Subsidiary shall give written notice to the Secured Party of the occurrence of any default or Event of Default under this Agreement, the Transaction Documents or any other Loan Instrument or any other agreement of Company for the payment of money, promptly upon the occurrence thereof.

     Section  6.12.     Notice  of  Litigation.
                        ----------------------

     The Subsidiary shall give notice, in writing, to the Secured Party of (a) any actions, suits or proceedings wherein the amount at issue is in excess of


                                     EX-120

$50,000, instituted by any persons against the Subsidiary, or affecting any of the assets of the Subsidiary, and (b) any dispute, not resolved within fifteen
(15) days of the commencement thereof, between the Subsidiary on the one hand and any governmental or regulatory body on the other hand, which might reasonably be expected to have a Material Adverse Effect on the business operations or financial condition of the Subsidiary.

                                   ARTICLE 7.

                               NEGATIVE COVENANTS
                               ------------------

     The Subsidiary covenants and agrees that, from the date hereof until the Obligations have been fully paid and satisfied, the Subsidiary shall not, unless the Secured Party shall consent otherwise in writing, which consent shall not be unreasonably withheld:

     Section  7.1.     Liens  and  Encumbrances.
                       ------------------------

     The Subsidiary shall not directly or indirectly make, create, incur, assume or permit to exist any assignment, transfer, pledge, mortgage, security interest or other lien or encumbrance of any nature in, to or against any part of the Pledged Property or of the Subsidiary's capital stock, or offer or agree to do so, or own or acquire or agree to acquire any asset or property of any character subject to any of the foregoing encumbrances (including any conditional sale contract or other title retention agreement), or assign, pledge or in any way transfer or encumber its right to receive any income or other distribution or proceeds from any part of the Pledged Property or the Subsidiary's capital stock; or enter into any sale-leaseback financing respecting any part of the Pledged Property as lessee, or cause or assist the inception or continuation of any of the foregoing.

     Section  7.2.     Articles,  By-Laws, Mergers, Consolidations, Acquisitions
                       ---------------------------------------------------------
and  Sales.
----------

     Without the prior express written consent of the Secured Party, which consent shall not be unreasonably withheld, the Subsidiary shall not: (a) Amend its Articles of Incorporation or By-Laws; (b) be a party to any merger, consolidation or corporate reorganization, (c) purchase or otherwise acquire all or substantially all of the assets or stock of, or any partnership or joint venture interest in, any other person, firm or entity, (d) sell, transfer, convey, grant a security interest in or lease all or any substantial part of its assets, nor (e) create any subsidiaries nor convey any of its assets to any subsidiary in excess of $200,000 in the aggregate.

     Section  7.3.     Management,  Ownership.
                       ----------------------

     Brent R. Bysouth shall remain employed by the Subsidiary in his current capacity. This provision is a material factor in the Secured Party's willingness to institute and maintain a lending relationship with the Subsidiary.

     Section  7.4.     Dividends,  Etc.
                       ---------------

     Except for dividends payable to the Parent, the Subsidiary shall not declare or pay any dividend of any kind, in cash or in property, on any class of its capital stock, nor purchase, redeem, retire or otherwise acquire for value


                                     EX-121
any shares of such stock, nor make any distribution of any kind in respect thereof, nor make any return of capital to shareholders, nor make any payments in respect of any pension, profit sharing, retirement, stock option, stock bonus, incentive compensation or similar plan (except as required or permitted hereunder), without the prior written consent of the Secured Party, which consent shall not be unreasonably withheld.

     Section  7.5.     Conduct  of  Business.
                       ---------------------

     The Subsidiary will continue to engage, in an efficient and economical manner, in a business of the same general type as conducted by it on the date of this Agreement.

     Section  7.6.     Places  of  Business.
                       --------------------

     The location of the Subsidiary's chief place of business is 600 University Street, Suite 1525, Seattle, WA 98101. The Subsidiary shall not change the location of its chief place of business, chief executive office or any place of business disclosed to the Secured Party or move any of the Pledged Property from its current location without thirty (30) days prior written notice to the Secured Party in each instance.

                                   ARTICLE 8.

                                  MISCELLANEOUS
                                  -------------

     Section  8.1.     Notices.
                       -------

     All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as duly given on: (a) the date of delivery, if delivered in person, by nationally recognized overnight delivery service or (b) five (5) days after mailing if mailed from within the continental United States by certified mail, return receipt requested to the party entitled to receive the same:

If  to  the  Secured  Party:     Cornell  Capital  Partners,  LP
                                 101  Hudson  Street,  Suite  3700
                                 Jersey  City,  New  Jersey  07302
                                 Attention:  Mark  Angelo
                                    Portfolio  Manager
                                 Telephone:  (201)  986-8300
                                 Facsimile:  (201)  985-8266

With  a  copy  to:               Troy  Rillo,  Esq.
                                 101  Hudson  Street,  Suite  3700
                                 Jersey  City,  NJ  07302
                                 Telephone:  (201)  985-8300
                                 Facsimile:  (201)  985-8266


                                     EX-122

And  if  to  Subsidiary:         CanOnline  Global  Media,  Inc.
                                 600  University  Street  -  Suite  1525
                                 Seattle,  WA  98101
                                 Attention:  Brent  R.  Bysouth
                                 Telephone:  (206)  331-4545
                                 Facsimile:  (206)  342-1799


With  a  copy  to:

                                 Telephone:
                                 Facsimile:

     Any party may change its address by giving notice to the other party stating its new address. Commencing on the tenth (10th) day after the giving of such notice, such newly designated address shall be such party's address for the purpose of all notices or other communications required or permitted to be given pursuant to this Agreement.

     Section  8.2.     Severability.
                       ------------

     If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

     Section  8.3.     Expenses.
                       --------

     In the event of an Event of Default, the Subsidiary will pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel, which the Secured Party may incur in connection with: (i) the custody or preservation of, or the sale, collection from, or other realization upon, any of the Pledged Property; (ii) the exercise or enforcement of any of the rights of the Secured Party hereunder or (iii) the failure by the Subsidiary to perform or observe any of the material provisions hereof.

     Section  8.4.     Waivers,  Amendments,  Etc.
                       ---------------------------

     The Secured Party's delay or failure at any time or times hereafter to require strict performance by Company of any undertakings, agreements or covenants shall not waiver, affect, or diminish any right of the Secured Party under this Agreement to demand strict compliance and performance herewith. Any waiver by the Secured Party of any Event of Default shall not waive or affect any other Event of Default, whether such Event of Default is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements and covenants of the Subsidiary contained in this Agreement, and no Event of Default, shall be deemed to have been waived by the Secured Party, nor may this Agreement be amended, changed or modified, unless such waiver, amendment, change or modification is evidenced by an instrument in writing


                                     EX-123
specifying such waiver, amendment, change or modification and signed by the Secured Party.

     Section 8.5.     Continuing  Security  Interest.
                      ------------------------------

     This Agreement shall create a continuing security interest in the Pledged Property and shall: (i) remain in full force and effect until payment in full of the Obligations; and (ii) be binding upon the Subsidiary and its successors and heirs and (iii) inure to the benefit of the Secured Party and its successors and assigns. Upon the payment or satisfaction in full of the Obligations, the Subsidiary shall be entitled to the return, at its expense, of such of the Pledged Property as shall not have been sold in accordance with Section 5.2 hereof or otherwise applied pursuant to the terms hereof.

     Section  8.6.     Independent  Representation.
                       ---------------------------

     Each party hereto acknowledges and agrees that it has received or has had the opportunity to receive independent legal counsel of its own choice and that it has been sufficiently apprised of its rights and responsibilities with regard to the substance of this Agreement.

     Section  8.7.     Applicable  Law:  Jurisdiction.
                       ------------------------------

     This Agreement shall be governed by and interpreted in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County and the United States District Court for the District of New Jersey sitting in Newark, New
Jersey for the adjudication of any civil action asserted pursuant to this Paragraph.

     Section  8.8.     Waiver  of  Jury  Trial.
                       -----------------------

     AS A FURTHER INDUCEMENT FOR THE SECURED PARTY TO ENTER INTO THIS AGREEMENT AND TO MAKE THE FINANCIAL ACCOMMODATIONS TO THE SUBSIDIARIES, THE SUBSIDIARY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS AGREEMENT AND/OR ANY AND ALL OTHER DOCUMENTS RELATED TO THIS TRANSACTION.

     Section  8.9.     Entire  Agreement.
                       -----------------

     This Agreement constitutes the entire agreement among the parties and supersedes any prior agreement or understanding among them with respect to the subject matter hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


                                     EX-124

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                                    SUBSIDIARY:
                                                    CANONLINE GLOBAL MEDIA, INC.

                                                    By: /s/ Brent R. Bysouth
                                                        --------------------
                                                    Name: Brent R. Bysouth
                                                    Title: President


                                                    SECURED PARTY:
                                                    CORNELL CAPITAL PARTNERS, LP

                                                    By: Yorkville Advisors, LLC
                                                    Its: General Partner

                                                    By: /s/ Mark Angelo
                                                        -------------------
                                                    Name: Mark Angelo
                                                    Title: Portfolio Manager


                                     EX-125

                                    EXHIBIT A
                         DEFINITION OF PLEDGED PROPERTY

     For the purpose of securing prompt and complete payment and performance by the Subsidiary of all of the Obligations, the Subsidiary unconditionally and irrevocably hereby grants to the Secured Party a continuing security interest in and to, and lien upon, the following Pledged Property of the Subsidiary:

     (a) all goods of the Subsidiary, including, without limitation, machinery, equipment, furniture, furnishings, fixtures, signs, lights, tools, parts, supplies and motor vehicles of every kind and description, now or hereafter owned by the Subsidiary or in which the Subsidiary may have or may hereafter acquire any interest, and all replacements, additions, accessions, substitutions and proceeds thereof, arising from the sale or disposition thereof, and where applicable, the proceeds of insurance and of any tort claims involving any of the foregoing;

     (b) all inventory of the Subsidiary, including, but not limited to, all goods, wares, merchandise, parts, supplies, finished products, other tangible personal property, including such inventory as is temporarily out of Company's custody or possession and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing;

     (c) all contract rights and general intangibles of the Subsidiary, including, without limitation, goodwill, trademarks, trade styles, trade names, leasehold interests, partnership or joint venture interests, patents and patent applications, copyrights, deposit accounts whether now owned or hereafter created;

     (d) all documents, warehouse receipts, instruments and chattel paper of the Subsidiary whether now owned or hereafter created;

     (e) all accounts and other receivables, instruments or other forms of obligations and rights to payment of the Subsidiary (herein collectively referred  to  as  "Accounts"),  together  with  the  proceeds thereof, all goods
                   --------
represented by such Accounts and all such goods that may be returned by the Subsidiary's customers, and all proceeds of any insurance thereon, and all guarantees, securities and liens which the Subsidiary may hold for the payment of any such Accounts including, without limitation, all rights of stoppage in transit, replevin and reclamation and as an unpaid vendor and/or lienor, all of which the Subsidiary represents and warrants will be bona fide and existing obligations of its respective customers, arising out of the sale of goods by the Subsidiary in the ordinary course of business;

     (f) to the extent assignable, all of the Subsidiary's rights under all present and future authorizations, permits, licenses and franchises issued or granted in connection with the operations of any of its facilities;

     (g) all products and proceeds (including, without limitation, insurance proceeds) from the above-described Pledged Property.


                                     EX-126